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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 26, 1996


                            TECH DATA CORPORATION
             (Exact name of registrant as specified in its charter)


Florida                             0-14625                       59-1578329
(State or other              (Commission File Number)       (I.R.S. Employer
jurisdiction of                                        Identification No.)
incorporation)

               5350 Tech Data Drive, Clearwater, Florida  34620
                  (Address of principal executive offices)


     Registrant's telephone number, including area code: (813) 539-7429


                                Not applicable
      (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Tech Data Corporation (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by, or on behalf of, the Company.

Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit Number 99

Description

Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.





                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	                               				TECH DATA CORPORATION

Dated:  March 26, 1996              By: /s/ Jeffery P. Howells
                                        Jeffery P. Howells
                                        Senior Vice President of Finance
                                        and Chief Financial Officer


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                             EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

 99               Cautionary Statement For Purposes of the "Safe Harbor"
                   Provisions of the Private Securities Litigation Reform Act of 1995